Exhibit 7

JOINT FILING AGREEMENT

The undersigned hereby agree that they are filing this statement jointly pursuant to Rule 13d-1(k)(1). Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

In accordance with Rule 13d-1(k)(1) promulgated under the Securities and Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13D with respect to the common stock beneficially owned by each of them, of Triumph Group, Inc., a Delaware corporation. This Joint Filing Agreement shall be included as an Exhibit to such Schedule 13D.

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IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 13th day of June, 2012.

DBD Investors V Holdings, L.L.C.

By:	/s/ Jeremy W. Anderson, attorney-in-fact
Name:	Daniel A. D’Aniello
Title:	Managing Director

DBD Investors V, L.L.C.

By: DBD Investors V Holdings , L.L.C., as its managing member

By:	/s/ Jeremy W. Anderson, attorney-in-fact
Name:	Daniel A. D’Aniello
Title:	Managing Director

TCG Holdings II, L.P.

By: DBD Investors V, L.L.C., as its general partner
By: DBD Investors V Holdings , L.L.C., as its managing member

By:	/s/ Jeremy W. Anderson, attorney-in-fact
Name:	Daniel A. D’Aniello
Title:	Managing Director

TC Group Investment Holdings, L.P.

By: Carlyle Holdings II L.P., its general partner
By: Carlyle Holdings II GP L.L.C., its general partner

By:	/s/ Jeremy W. Anderson
Name:	Jeremy W. Anderson
Title:	Authorized Person

TC Group III, L.L.C.

By: TC Group Investment Holdings Sub L.P., its managing member
By: TC Group Investment Holdings, L.P., its general partner
By: Carlyle Holdings II L.P., its general partner
By: Carlyle Holdings II GP L.L.C., its general partner

By:	/s/ Jeremy W. Anderson
Name:	Jeremy W. Anderson
Title:	Authorized Person

TC Group III, L.P.

By: TC Group III, L.L.C., its general partner
By: TC Group Investment Holdings Sub L.P., its managing member
By: TC Group Investment Holdings, L.P., its general partner
By: Carlyle Holdings II L.P., its general partner
By: Carlyle Holdings II GP L.L.C., its general partner

By:	/s/ Jeremy W. Anderson
Name:	Jeremy W. Anderson
Title:	Authorized Person

Carlyle Partners III, L.P.

By: TC Group III, L.P., its general partner
By: TC Group III, L.L.C., its general partner
By: TC Group Investment Holdings Sub L.P., its managing member
By: TC Group Investment Holdings, L.P., its general partner
By: Carlyle Holdings II L.P., its general partner
By: Carlyle Holdings II GP L.L.C., its general partner

By:	/s/ Jeremy W. Anderson
Name:	Jeremy W. Anderson
Title:	Authorized Person

TCG Holdings, L.L.C.

By:	/s/ Jeremy W. Anderson, attorney-in-fact
Name:	Daniel A. D’Aniello
Title:	Managing Director

TC Group, L.L.C.

By: Carlyle Holdings I L.P., its managing member
By: Carlyle Holdings I GP Sub L.L.C., its general partner
By: Carlyle Holdings I GP Inc., its managing member

By:	/s/ Jeremy W. Anderson
Name:	Jeremy W. Anderson
Title:	Authorized Person

TC Group II, L.L.C.

By: TC Group Sub L.P., its managing member
By: TC Group, L.L.C., its general partner
By: Carlyle Holdings I L.P., its managing member
By: Carlyle Holdings I GP Sub L.L.C., its general partner
By: Carlyle Holdings I GP Inc., its managing member

By:	/s/ Jeremy W. Anderson
Name:	Jeremy W. Anderson
Title:	Authorized Person

Carlyle Partners II, L.P.

By: TC Group II, L.L.C., its general partner
By: TC Group Sub L.P., its managing member
By: TC Group, L.L.C., its general partner
By: Carlyle Holdings I L.P., its managing member
By: Carlyle Holdings I GP Sub L.L.C., its general partner
By: Carlyle Holdings I GP Inc., its managing member

By:	/s/ Jeremy W. Anderson
Name:	Jeremy W. Anderson
Title:	Authorized Person

Carlyle International Partners II, L.P.

By: TC Group II, L.L.C., its general partner
By: TC Group Sub L.P., its managing member
By: TC Group, L.L.C., its general partner
By: Carlyle Holdings I L.P., its managing member
By: Carlyle Holdings I GP Sub L.L.C., its general partner
By: Carlyle Holdings I GP Inc., its managing member

By:	/s/ Jeremy W. Anderson
Name:	Jeremy W. Anderson
Title:	Authorized Person

State Board of Administration of Florida

Separate account maintained pursuant to an Investment Management Agreement dated as of September 6, 1996 between the State Board of Administration of Florida, Carlyle Investment Group, L.P. and Carlyle Investment Management L.L.C.

By: Carlyle Investment Management L.L.C., as investment manager

By:	/s/ Jeffrey W. Ferguson
Name:	Jeffrey W. Ferguson
Title:	Authorized Person

Carlyle-Aerostructures Partners, L.P.

By: TC Group Sub L.P., its general partner
By: TC Group, L.L.C., its general partner
By: Carlyle Holdings I L.P., its managing member
By: Carlyle Holdings I GP Sub L.L.C., its general partner
By: Carlyle Holdings I GP Inc., its managing member

By:	/s/ Jeremy W. Anderson
Name:	Jeremy W. Anderson
Title:	Authorized Person

Carlyle-Aerostructures Partners II, L.P.

By: TC Group Sub L.P., its general partner
By: TC Group, L.L.C., its general partner
By: Carlyle Holdings I L.P., its managing member
By: Carlyle Holdings I GP Sub L.L.C., its general partner
By: Carlyle Holdings I GP Inc., its managing member

By:	/s/ Jeremy W. Anderson
Name:	Jeremy W. Anderson
Title:	Authorized Person

CP III Coinvestment, L.P.

By: TC Group III, L.P., as its general partner
By: TC Group III, L.L.C., as its general partner
By: TC Group Investment Holdings Sub L.P., its managing member
By: TC Group Investment Holdings, L.P., its general partner
By: Carlyle Holdings II L.P., its general partner
By: Carlyle Holdings II GP L.L.C., its general partner

By:	/s/ Jeremy W. Anderson
Name:	Jeremy W. Anderson
Title:	Authorized Person

C/S International Partners

By: TC Group II, L.L.C., its general partner
By: TC Group Sub L.P., its managing member
By: TC Group, L.L.C., its general partner
By: Carlyle Holdings I L.P., its managing member
By: Carlyle Holdings I GP Sub L.L.C., its general partner
By: Carlyle Holdings I GP Inc., its managing member

By:	/s/ Jeremy W. Anderson
Name:	Jeremy W. Anderson
Title:	Authorized Person

Carlyle-Aerostructures International Partners, L.P.

By: TC Group Sub L.P., its general partner
By: TC Group, L.L.C., its general partner
By: Carlyle Holdings I L.P., its managing member
By: Carlyle Holdings I GP Sub L.L.C., its general partner
By: Carlyle Holdings I GP Inc., its managing member

By:	/s/ Jeremy W. Anderson
Name:	Jeremy W. Anderson
Title:	Authorized Person

Carlyle-Contour Partners, L.P.

By: TC Group Sub L.P., its general partner
By: TC Group, L.L.C., its general partner
By: Carlyle Holdings I L.P., its managing member
By: Carlyle Holdings I GP Sub L.L.C., its general partner
By: Carlyle Holdings I GP Inc., its managing member

By:	/s/ Jeremy W. Anderson
Name:	Jeremy W. Anderson
Title:	Authorized Person

Carlyle SBC Partners II, L.P.

By: TC Group II, L.L.C., its general partner
By: TC Group Sub L.P., its managing member
By: TC Group, L.L.C., its general partner
By: Carlyle Holdings I L.P., its managing member
By: Carlyle Holdings I GP Sub L.L.C., its general partner
By: Carlyle Holdings I GP Inc., its managing member

By:	/s/ Jeremy W. Anderson
Name:	Jeremy W. Anderson
Title:	Authorized Person

Carlyle International Partners III, L.P.

By: TC Group II, L.L.C., its general partner
By: TC Group Sub L.P., its managing member
By: TC Group, L.L.C., its general partner
By: Carlyle Holdings I L.P., its managing member
By: Carlyle Holdings I GP Sub L.L.C., its general partner
By: Carlyle Holdings I GP Inc., its managing member

By:	/s/ Jeremy W. Anderson
Name:	Jeremy W. Anderson
Title:	Authorized Person

Carlyle Aerostructures Management, L.P.

By: TC Group Sub L.P., its general partner
By: TC Group, L.L.C., its general partner
By: Carlyle Holdings I L.P., its managing member
By: Carlyle Holdings I GP Sub L.L.C., its general partner
By: Carlyle Holdings I GP Inc., its managing member

By:	/s/ Jeremy W. Anderson
Name:	Jeremy W. Anderson
Title:	Authorized Person

Carlyle-Contour International Partners, L.P.

By: TC Group Sub L.P., its general partner
By: TC Group, L.L.C., its general partner
By: Carlyle Holdings I L.P., its managing member
By: Carlyle Holdings I GP Sub L.L.C., its general partner
By: Carlyle Holdings I GP Inc., its managing member

By:	/s/ Jeremy W. Anderson
Name:	Jeremy W. Anderson
Title:	Authorized Person

Carlyle Investment Group, L.P.

By: TC Group Sub L.P., its general partner
By: TC Group, L.L.C., its general partner
By: Carlyle Holdings I L.P., its managing member
By: Carlyle Holdings I GP Sub L.L.C., its general partner
By: Carlyle Holdings I GP Inc., its managing member

By:	/s/ Jeremy W. Anderson
Name:	Jeremy W. Anderson
Title:	Authorized Person

CHYP Holdings, L.L.C.

By: Carlyle High Yield Partners, L.P., its sole member
By: TCG High Yield, L.L.C., its general partner
By: TCG High Yield Holdings, L.L.C., its sole member
By: TC Group Sub L.P., its general partner
By: TC Group, L.L.C., its general partner
By: Carlyle Holdings I L.P., its managing member
By: Carlyle Holdings I GP Sub L.L.C., its general partner
By: Carlyle Holdings I GP Inc., its managing member

By:	/s/ Jeremy W. Anderson
Name:	Jeremy W. Anderson
Title:	Authorized Person